Certified Copy

      Annual Returns for Alberta and Extra-Provincial Corp. - Proof of Filing

      Amendment Date: 2000/05/15

          Service Request Number:            2016982
          Corporate Access Number:           207288739
          Legal Entity Name:                 DATANET INFORMATION SYSTEMS INC.
          Legal Entity Type:                 Alberta Business Corporation
          Legal Entity Status:               Active
          Registration Date:                 1997/02/25


      This confirms the Annual Return for 1999 has been filed as of 2000/05/15.


       Director / Shareholder

          Status:                            Active
          Relationship to Legal Entity:      Director
          Individual / Legal Entity Type:    Individual
          Appointment Date:                  1111/11/11
          Last Name/Legal Entity Name:       BUDNEY
          First Name:                        BERNARD
          Street/Box Number:                 34 ALDFRWOOD BLVD
          City:                              ST ALBERTA
          Province:                          ALBERTA
          Postal Code:                       T8N 3Z6
          Resident Canadian:                 Y




















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          Status:                            Active
          Relationship to Legal Entity:      Shareholder
          Individual/Legal Entity Type:      Individual
          Last Name / Legal Entity Name:     BUDNEY
          First Name:                        BERNARD
          Street/Box Number:                 34 ALDERWOOD BLVD
          City:                              ST. ALBERT
          Province:                          ALBERTA
          Postal Code:                       T8N 3Z6
          Percent Of Voting Shares:          100

          Status:                            Inactive
          Relationship to Legal Entity:      Shareholder
          Individual/Legal Entity Type:      Other
          Last Name/Legal Entity Name:       DATANET INFORMATION SYSTEMS INC
          Street/Box Number:                 2660 TOWNSGATE RD SUITE 725
          City:                              WESTLAKE VILLAGE
          Province:                          CALIFORNIA
          Postal Code:                       91361
          Percent Of Voting Shares:          49

          REGISTERED ADDRESS
          Street:                            34 ALDERWOOD BLVD
          City:                              ST ALBERT
          Province:                          ALBERTA
          Postal Code:                       T8N 3Z6
          RECORDS ADDRESS
          Street:                            34 ALDERWOOD BLVD
          City:                              ST ALBERT
          Province:                          ALBERTA
          Postal Code:                       T8N 3Z6



          Registration Authorized By:        DENISE BUDNEY
                                             AGENT OF CORPORATION

















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